                                                                    EXHIBIT 99.7

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER:  01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER:  01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

  20-Mar-02                              Summary Of Bank And Investment Accounts                                       Attachment 1
  10:01 PM                                 Delta Queen Coastal Voyages, L.L.C.
Summary                                          Case No: 01-10964 (EIK)                                                  UNAUDITED
Delta Queen Coastal Voyages                    For Month Of February, 2002

                                       Balances
                            ------------------------------       Receipts &        Bank
                               Opening          Closing          Disbursements     Statements    Account
Account                     As Of 2/01/02    As Of 2/28/02       Included          Included      Reconciled
-------                     -------------    -------------       -------------     ----------    ----------
No Bank Or Investment              NA               NA                NA                NA            NA
Accounts

 20-Mar-02                                          Receipts & Disbursements                                           Attachment 2
  10:00 PM                                     Delta Queen Coastal Voyages, L.L.C.
Summary                                             Case No: 01-10964 (EIK)
Delta Queen Coastal Voyages                       For Month Of February, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

 20-Mar-02                               Concentration & Investment Account Statements                                 Attachment 3
   9:59 PM                                    Delta Queen Coastal Voyages, L.L.C.
Summary                                             Case No: 01-10964 (EIK)
Delta Queen Coastal Voyages                       For Month Of February, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:08:02
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: FEB-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                     PTD-Actual
                                     28-Feb-02
                                     ----------

Revenue
Gross Revenue                              0.00
Allowances                                 0.00
                                     ----------
Net Revenue                                0.00

Operating Expenses
Air                                        0.00
Hotel                                      0.00
Commissions                                0.00
Onboard Expenses                           0.00
Passenger Expenses                         0.00
Vessel Expenses                            0.00
Layup/Drydock Expense                      0.00
Vessel Insurance                           0.00
                                     ----------
Total Operating Expenses                   0.00

                                     ----------
Gross Profit                               0.00

SG&A Expenses
Sales & Marketing                          0.00
Pre-Opening Costs                          0.00
                                     ----------
Total SG&A Expenses                        0.00

                                     ----------
EBITDA                                     0.00

Depreciation                               0.00
                                     ----------
Operating Income                           0.00

Other Expense/(Income)
Interest Income                            0.00
Equity in Earnings for Sub           (24,659.95)
Reorganization expenses                    0.00
                                     ----------
Total Other Expense/(Income)          24,659.95

                                     ----------
Net Pretax Income/(Loss)             (24,659.95)

Income Tax Expense                         0.00

                                     ----------
Net Income/(Loss)                    (24,659.95)
                                     ==========

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:06
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: FEB-2

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                        YTD-Actual          YTD-Actual
                                         28-Feb-02           22-Oct-01
                                       --------------      --------------
ASSETS

Cash and Equivalent                              0.00                0.00

Restricted Cash                                  0.00                0.00

Accounts Receivable                              0.00                0.00

Inventories                                      0.00                0.00

Prepaid Expenses                                 0.00                0.00

Other Current Assets                             0.00                0.00

                                       --------------      --------------
Total Current Assets                             0.00                0.00

Fixed Assets                                     0.00                0.00

Accumulated Depreciation                         0.00                0.00

                                       --------------      --------------
Net Fixed Assets                                 0.00                0.00

Net Goodwill                                     0.00                0.00

Intercompany Due To/From                  (411,482.06)        (411,482.06)

Net Deferred Financing Fees                      0.00                0.00

Net Investment in Subsidiaries         (13,451,959.92)     (12,652,491.22)

                                       --------------      --------------
Total Other Assets                     (13,863,441.98)     (13,063,973.28)

                                       --------------      --------------
Total Assets                           (13,863,441.98)     (13,063,973.28)
                                       --------------      --------------

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:06
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: FEB-2

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                         YTD-Actual          YTD-Actual
                                          28-Feb-02           22-Oct-01
                                       --------------      --------------
LIABILITIES

Accounts Payable                                 0.00                0.00

Accrued Liabilities                              0.00                0.00

Deposits                                         0.00                0.00

                                       --------------      --------------
Total Current Liabilities                        0.00                0.00

Long Term Debt                                   0.00                0.00

Other Long Term Liabilities             (2,896,625.10)      (2,896,625.10)

                                       --------------      --------------
Total Liabilities                       (2,896,625.10)      (2,896,625.10)

OTHER

Liabilities Subject to Compromise                0.00                0.00

                                       --------------      --------------
Total Other                                      0.00                0.00

OWNER'S EQUITY

Common Stock                                     0.00                0.00

Add'l Paid In Capital                            0.00                0.00

Current Net Income (Loss)                 (105,172.59)      (6,703,754.04)

Retained Earnings                      (10,861,644.29)      (3,463,594.14)

                                       --------------      --------------
Total Owner's Equity                   (10,966,816.88)     (10,167,348.18)

                                       --------------      --------------
Total Liabilities & Equity             (13,863,441.98)     (13,063,973.28)
                                       --------------      --------------

Delta Queen Coastal Voyages, L.L.C.                                      ATTACHMENT 6                                      01-10964
                                                           Summary List of Due To/Due From Accounts
                                                             For the Month Ended January 31, 2002

                                                              BEGINNING                               ENDING
AFFILIATE NAME                               CASE NUMBER      BALANCE          DEBITS      CREDITS    BALANCE
American Classic Voyages Co.                 01-10954         (934,299.38)         --          --     (934,299.38)
AMCV Cruise Operations, Inc.                 01-10967          191,346.38          --          --      191,346.38
The Delta Queen Steamboat Co.                01-10970          901,221.80      250.00          --      901,471.80
Great AQ Steamboat, L.L.C                    01-10960         (144,264.37)         --          --     (144,264.37)
Great Pacific NW Cruise Line, L.L.C          01-10977         (118,887.26)         --          --     (118,887.26)
Great River Cruise Line, L.L.C               01-10963          (18,978.71)         --          --      (18,978.71)
Great Ocean Cruise Line, L.L.C               01-10959          (85,950.95)         --          --      (85,950.95)
Cape Cod Light, L.L.C                        01-10962           (1,302.19)         --          --       (1,302.19)
Cape May Light, L.L.C                        01-10961         (200,367.38)         --      250.00     (200,617.38)
                                                              ----------------------------------------------------
                                                              (411,482.06)     250.00      250.00     (411,482.06)
                                                              ====================================================

                       Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (EIK)

                            Accounts Receivable Aging
                             As of February 28, 2002

                                  Attachment 7

                                 Not Applicable

                       Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (EIK)

                             Accounts Payable Detail
                             As of February 28, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER:  01-10964 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.